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                                                                   EXHIBIT 10.15

                      FIRST AMENDMENT TO LOAN INSTRUMENTS


         THIS FIRST AMENDMENT TO LOAN INSTRUMENTS (this "First Amendment"), dated as of February 28, 1997, is among SECURITY ASSOCIATES INTERNATIONAL, INC., a Delaware corporation ("SAI"), SECURITY ASSOCIATES COMMAND CENTER II, L.L.C., a Michigan limited liability company ("SACC"), MONITOR SERVICE GROUP, L.L.C., a Delaware limited liability company ("MSG"), ALL-SECURITY MONITORING SERVICES, L.L.C., an Illinois limited liability company ("ASMS"), AMJ CENTRAL STATION CORPORATION, INC., a Delaware corporation ("AMJ") (SAI, SACC, MSG, ASMS and AMJ sometimes hereinafter are referred to individually as a "Borrower" and collectively as "Borrowers"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for Lenders.


                                R E C I T A L S:

         A. FINOVA and each Borrower other than AMJ are parties to that certain Loan Agreement dated as of December 31, 1996 (the "Loan Agreement"), pursuant to which FINOVA agreed, among other things, to make certain loans to Borrowers.

         B.      AMJ is a wholly owned subsidiary of SAI.

         C.      AMJ has acquired a Central Station in the State of Florida.

         D. AMJ and each Borrower other than AMJ has requested that AMJ become a Borrower under the Loan Agreement.

         E. FINOVA is willing to make AMJ a Borrower under the Loan Agreement upon the terms and subject to the conditions herein set forth.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended by this First Amendment.

         2. AMENDMENTS. The Loan Instruments are amended as set forth below:

                 2.1 LOAN AGREEMENT. The Loan Agreement is amended as set forth below:
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                        2.1.1 JOINDER.  AMJ hereby joins into the Loan
                 Agreement with the other Borrowers with the same effect as if AMJ had been an original signatory thereto, mutatis mutandis.

                        2.1.2 SECTION 1.1 - AMENDED DEFINITIONS.  Section 1.1
                 of the Loan Agreement is amended by substituting the following definitions in lieu of the current version of such definitions:

                                Borrowers:  SAI, SACC, MSG, ASMS, AMJ and each
                        Permitted Subsidiary.

                                Contribution Agreement:  that certain
                        Contribution Agreement dated December 31, 1996 among Borrowers, as amended by this First Amendment.

                                Environmental Certificate:  that certain
                        Environmental Certificate dated December 31, 1996 made by Borrowers in favor of FINOVA, as amended by this First Amendment.

                                Initial Closing Date:  December 31, 1996.

                                Solvency Certificate:  that certain Solvency
                        Certificate dated December 31, 1996 made by Borrowers in favor of FINOVA, as amended by this First Amendment.

                        2.1.3 SECTION 1.1 - ADDITIONAL DEFINITIONS.  Section
                 1.1 of the Loan Agreement is amended by adding the following definitions in appropriate alphabetical order:

                                AMJ:  AMJ Central Station Corporation, Inc., a
                        Delaware corporation.

                                First Amendment:  that certain First Amendment
                        to Loan Instruments dated as of February 28, 1997 among Borrowers and FINOVA.

                                Closing Date:  the "Effective Date" (as defined
                        in the First Amendment) of the First Amendment.

                        2.1.4  EXHIBITS.  Exhibits 1.1(A), 1.1(B), 2.2.3,
                 5.3.1, 5.3.2, 5.5.1, 5.5.2, 5.5.3, 5.5.4, 5.8, 5.18.1 and
                 6.6.2 to the Loan Agreement are hereby deleted and Exhibits 1.1(A), 1.1(B), 2.2.3, 5.3.1, 5.3.2, 5.5.1, 5.5.2, 5.5.3,
                 5.5.4, 5.8, 5.18.1 and 6.6.2 attached hereto are substituted therefor in appropriate numerical order.





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                 2.2      CONTRIBUTION AGREEMENT - JOINDER.  AMJ hereby joins
         into the Contribution Agreement with the other Borrowers with the same effect as if AMJ had been an original signatory thereto, mutatis mutandis.

                 2.3 ENVIRONMENTAL CERTIFICATE - JOINDER. AMJ hereby joins into the Environmental Certificate with the other Borrowers with the same effect as if AMJ had been an original signatory thereto, mutatis mutandis.

                 2.4 SOLVENCY CERTIFICATE - JOINDER. AMJ hereby joins into the Solvency Certificate with the other Borrowers with the same effect as if AMJ had been an original signatory thereto, mutatis mutandis.

         3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this First Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to FINOVA:

                 3.1 REPRESENTATIONS AND WARRANTIES. On the Closing Date, the representations and warranties of each Borrower set forth in the Loan Instruments to which such Borrower is a party shall be true and correct in all material respects.

                 3.2 AMJ PROPERTY. FINOVA shall have received evidence that AMJ has good and marketable title to all Property necessary for the operation of AMJ's Security Monitoring Business, free and clear of all Liens other than Permitted Liens.

                 3.3 DELIVERY OF DOCUMENTS. The following shall have been delivered to FINOVA, each duly authorized and executed and in form and substance satisfactory to FINOVA:

                          (a)     this First Amendment;

                          (b)     the Term Loan Note;

                          (c)     the AMJ Security Agreement;

                          (d)     the AMJ Stock Pledge Agreement;

                          (e)     the original stock certificate(s) for AMJ;

                          (f) an assignment separate from certificate with respect to each AMJ stock certificate;

                          (g) the Collateral Assignment of Lease executed by SAI with respect to SAI's leasehold interest in Pompano Beach, Florida;





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                          (h)     the Closing Certificate;


                          (i) UCC-1 financing statements to be filed in such jurisdictions as FINOVA may request;

                          (j) certified copies of all UL Certifications and Alarm Licenses with respect to AMJ;

                          (k) a certificate of good standing for AMJ from the Florida Secretary of State dated as of a recent date prior to the Closing Date;

                          (l) a copy of the by-laws of AMJ certified by the secretary of AMJ;

                          (m) a copy of the certificate of incorporation of AMJ certified by the Secretary of State of Delaware;

                          (n) a copy of the resolutions of AMJ adopted by the board of directors of AMJ authorizing the execution, delivery and performance by AMJ of this First Amendment and the documents to be executed and delivered pursuant to the terms hereof to which AMJ is a party, certified by the secretary of AMJ;

                          (o) a signature and incumbency certificate of the officers of AMJ executing this First Amendment and the documents to be executed and delivered pursuant to the terms hereof;

                          (p) a copy of the resolutions or written consent of the manager, as applicable, of each Borrower other than AMJ, adopted by the board of directors or pursuant to the operating agreement, as applicable, of such Borrower, authorizing the execution, delivery and performance by such Borrower of this First Amendment and the documents to be executed and delivered pursuant to the terms hereof to which such Borrower is a party, certified by the secretary or manager, as applicable, of such Borrower;

                          (r) a certificate of no change in the by-laws or certificate of incorporation of SAI since the Initial Closing Date, certified by the secretary of SAI;

                          (s) a certificate of no change in the operating agreement or articles of organization of each of MSG, ASMS and SACC since the Initial Closing Date, certified by the Manager of each such Person;





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                          (t)     such other instruments, documents,
                 certificates, consents, waivers and opinions as FINOVA reasonably may request.

                 3.4 OPINION OF COUNSEL. FINOVA shall have received an opinion dated the Closing Date from Howard Schickler, Esq., in-house counsel to Borrowers, addressed to FINOVA and its counsel, in such form and covering such matters as FINOVA may reasonably require.

                 3.5 APPROVALS. Approval and/or consent shall have been obtained from all Persons whose approval or consent is necessary or required to enable each Borrower and AMJ to enter into this First Amendment and the documents delivered in connection herewith to the extent such Borrower or AMJ is a party thereto, and to perform such Borrower's or AMJ's obligations hereunder and thereunder.

                 3.6 SECURITY INTERESTS. All filings of Uniform Commercial Code financing statements and all other filings and actions necessary to perfect and maintain the Liens granted to FINOVA under the Loan Instruments, as amended, as first, valid and perfected Liens in the Property covered thereby shall have been filed or taken and FINOVA shall have received such UCC, state and federal tax Lien, pending suit, judgment and other Lien searches as it deems necessary to confirm the foregoing;

                 3.7 MATERIAL ADVERSE CHANGE. No event shall have occurred since December 31, 1996 which has had or reasonably could be expected to have a Material Adverse Effect.

                 3.8 PERFORMANCE; NO DEFAULT. Borrowers shall have performed and complied with all agreements and conditions contained in the Loan Instruments to be performed by or complied with them prior to the date hereof, and no Event of Default or Incipient Default then shall exist.

                 3.9 PROCEEDINGS AND DOCUMENTS. All corporate, limited liability company and other proceedings in connection with the execution and delivery of this First Amendment by Borrowers and AMJ shall be satisfactory to FINOVA, and FINOVA shall have received all such counterpart originals or certified or other copies as FINOVA may request.

                 3.10 FINANCIAL STATEMENTS, REPORTS AND PROJECTIONS. FINOVA shall have received such financial statements, reports and projections of AMJ as FINOVA may request.

                 3.11 USE OF ASSETS. FINOVA shall be satisfied that Borrowers and AMJ at all times shall be entitled to the use and quiet enjoyment of all Property necessary for the





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         continued ownership and operation of the Security Monitoring Business conducted by Borrowers and AMJ.

                 3.12 INSURANCE. FINOVA shall have received evidence satisfactory to FINOVA that all insurance coverage required by FINOVA is in full force and effect and all premiums then due thereon have been paid in full.

                 3.13 PAYMENT OF FEES AND EXPENSES. Borrowers shall have paid all fees and expenses of FINOVA incurred in connection with this First Amendment, including, without limitation, attorneys' fees and expenses.

The date on which all of the conditions set forth in this Paragraph 3 have been satisfied (or waived by FINOVA) is referred to herein as the "Effective Date."

         4. REFERENCES. From and after the Effective Date, (i) all references in the Loan Agreement and the other Loan Instruments to the Loan Agreement, Contribution Agreement, Environmental Certificate and Solvency Certificate shall be deemed to refer to the Loan Agreement, Contribution Agreement, Environmental Certificate and Solvency Certificate, each as amended hereby, and (ii) all references in the Loan Instruments to a term defined in the Loan Agreement, Contribution Agreement, Environmental Certificate or Solvency Certificate shall be deemed to refer to such defined term as amended by this First Amendment.

         5. REPRESENTATIONS AND WARRANTIES. Each Borrower and AMJ hereby confirms to FINOVA that the representations and warranties set forth in Article V of the Loan Agreement are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Each Borrower and AMJ represents and warrants to FINOVA that (i) such Person has full power and authority to execute and deliver this First Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this First Amendment will be valid, binding and enforceable upon such Person in accordance with its terms, (iii) the execution and delivery of this First Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) the certificate of incorporation, by-laws, articles of organization or operating agreement, as applicable, of any Borrower or AMJ or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which such Borrower or AMJ is a party or is bound or which is binding upon or applicable to all or any portion of such Borrower's or AMJ's Property, (iv) no Incipient Default or Event of Default presently exists and (v) the certificate of incorporation, by-laws, articles of organization or operating agreement, as applicable, of any Borrower other than AMJ are in full force and effect and have not been amended or modified since the Initial Closing Date.





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         6.      COSTS AND EXPENSES.  Each Borrower and AMJ agrees to reimburse
FINOVA for all fees and expenses incurred in the preparation, negotiation and execution of this First Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for FINOVA.

         7. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Except as amended hereby, the Loan Agreement and each of the other Loan Instruments shall remain in full force and effect in accordance with their respective terms.
Each Borrower and AMJ hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Agreement and the other Loan Instruments, all as amended by this First Amendment, and the liens and security interests created thereby, and acknowledges that (i) such Person has no defenses, claims or set-offs to the enforcement by FINOVA of such liabilities, obligations and agreements, (ii) FINOVA has fully performed all obligations to Borrowers and AMJ which FINOVA may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, FINOVA does not waive, diminish or limit any term or condition contained in any of the Loan Agreement or the other Loan Instruments. FINOVA's agreement to the terms of this First Amendment or any other amendment of the Loan Agreement shall not be deemed to establish or create a custom or course of dealing among FINOVA and Borrowers or AMJ. This First Amendment and the documents executed and delivered pursuant to this First Amendment contain the entire agreement among FINOVA, Borrowers and AMJ with respect to the transactions contemplated by this First Amendment.

         8. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         9. FURTHER ASSURANCES. Each Borrower and AMJ covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by FINOVA in order to effectuate fully the intent of this First Amendment.

         10. SEVERABILITY. If any term or provision of this First Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this First Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this First Amendment.





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         11.     CAPTIONS.  The captions in this First Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this First Amendment or any of the provisions hereof.

         12. NO STRICT CONSTRUCTION. The language used in this First Amendment shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto.

         13. INCORPORATION OF RECITALS. The Recitals set forth in this First Amendment are incorporated herein and made a part hereof.

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment at Chicago, Illinois as of the day and year first above written.


                                        SECURITY ASSOCIATES INTERNATIONAL, INC.
                                        and AMJ CENTRAL STATION CORPORATION,
                                        INC., each a Delaware corporation

                                        By:     \s\ James Brannen
                                           -----------------------------------
                                           James S. Brannen, President of each
                                           of the foregoing corporations

                                        SECURITY ASSOCIATES COMMAND CENTER II,
                                        L.L.C., a Michigan limited liability
                                        company, ALL-SECURITY MONITORING
                                        SERVICES, L.L.C., an Illinois limited
                                        liability company and MONITOR SERVICE
                                        GROUP, L.L.C., a Delaware limited
                                        liability company

                                        By:     \s\ James Brannen
                                           -----------------------------------
                                           James S. Brannen, Manager of each of
                                           the foregoing limited liability
                                           companies


                                        FINOVA CAPITAL CORPORATION, a Delaware
                                        corporation, in its individual capacity
                                        and as Agent for all Lenders

                                        By:     \s\ David J. Alexander
                                           ------------------------------------
                                           David J. Alexander
                                           Vice President





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